Exhibit 10.1
Execution Version
SIXTH AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT
This SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of June 6, 2024, is entered into among WEATHERFORD INTERNATIONAL LTD., a Bermuda exempted company (“WIL-Bermuda”), WEATHERFORD CANADA LTD., an Alberta corporation (“WIL-Canada”), WEATHERFORD INTERNATIONAL, LLC, a Delaware limited liability company (“WIL-Delaware”), WOFS INTERNATIONAL FINANCE GMBH, a Swiss limited liability company (“WIL-Switzerland” and together with WIL-Bermuda, WIL-Canada and WIL-Delaware, the “Borrowers”), WEATHERFORD INTERNATIONAL PLC, as Parent (“Parent”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (the “Administrative Agent”), and the Lenders party hereto.
RECITALS
WHEREAS, the Borrowers, Parent, the Administrative Agent, and the Lenders and Issuing Banks party thereto from time to time are party to that certain Amended and Restated Credit Agreement, dated as of October 17, 2022 (as amended, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”, and as amended by this Amendment and as may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, Parent and the Borrowers have requested certain amendments and modifications be made to the Existing Credit Agreement; and
WHEREAS, subject to the terms and conditions contained herein, the Administrative Agent, the Lenders party hereto, Parent and the Borrowers have agreed to amend the Existing Credit Agreement as hereinafter set forth to address the foregoing.
NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Defined Terms; Section References. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.
2.Amendments to Existing Credit Agreement.
(a)The following terms are hereby added to Section 1.01 of the Existing Credit Agreement:
“Available Incremental Amount” has the meaning specified in Section 4.13(a).
“Increase Effective Date” has the meaning specified in Section 4.13(b).

“Sixth Amendment” means that certain Sixth Amendment to Amended and Restated Credit Agreement, dated as of June 6, 2024, among the Borrowers, Parent, the Administrative Agent and the Lenders party thereto.
“Sixth Amendment Effective Date” has the meaning specified in the Sixth Amendment.
(b)Section 4.13(a) of the Existing Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth below:
(a)Borrowers’ Request. Subject to the terms and conditions set forth herein, the Borrowers may, by written notice to the Administrative Agent, and, with respect to any Incremental Increase to be provided by an Additional Lender, with the consent of each Issuing Bank, elect to request at any time and from time to time (but not more than three times in any calendar year, or, in the case of the calendar year ending December 31, 2024, not more than three times following the Sixth Amendment Effective Date) ~~on or after the Fourth Amendment Effective Date but prior to the Maturity Date~~ an increase to the aggregate Performance LC Commitments and/or the Revolving Credit Commitments (each such increase, an “Incremental Increase”; each additional commitment provided in respect of the Performance LC Commitments pursuant to such Incremental Increase, an “Incremental Performance LC Commitment”; and each additional commitment provided in respect of the Revolving Credit Commitments, an “Incremental Revolving Credit Commitment”); provided that ~~(i)~~after giving effect to all such Incremental Increases, the Aggregate Commitments shall not exceed $1,000,000,000 (the incremental availability under this proviso being the “Available Incremental Amount”)~~the aggregate amount of all Incremental Increases provided on or after the Fourth Amendment Effective Date under this Agreement shall not exceed $200,000,000 (such amount, the “Incremental Increase Cap”); (ii) the aggregate amount of Incremental Performance LC Commitments that may be requested to be provided on the Fourth Amendment Effective Date shall not exceed $50,000,000; and (iii) no Incremental Revolving Credit Commitments shall be made available to the Borrowers until the aggregate outstanding principal amount of the Senior Secured Notes or any Permitted Refinancing Indebtedness in respect thereof (other than such Permitted Refinancing Indebtedness that is unsecured) is less than or equal to $200,000,000~~. Each such notice shall specify (A) the date on which the Borrowers propose that the applicable Incremental Increase shall be effective, which shall be a date not less than ten (10) Business Days (or such shorter period as may be agreed by the Administrative Agent) after the date on which such notice is delivered to the Administrative Agent and (B) the identity of each Person to whom the Borrowers propose any portion of such Incremental Increase be allocated and the amount of the corresponding Incremental Performance LC

Commitment and/or Incremental Revolving Credit Commitment of such Person; provided, further, that (1) any existing Lender approached to provide an Incremental Increase may elect or decline, in its sole discretion, to provide such Incremental Increase (any existing Lender electing to provide an Incremental Increase, an “Increasing Lender”), (2) any Person approached to provide an Incremental Increase that is not already a Lender shall meet the requirements to be an assignee under Section 12.05(b) (subject to such consents, if any, as may be required under Section 12.05(b)) and shall deliver all applicable forms and documents required by clauses (D), (E), (F) and (H) of Section 12.05(b)(ii) (any such Person agreeing to provide all or any portion of an Incremental Increase that is not already a Lender, an “Additional Lender”), (3) if any Increasing Lender is providing an Incremental Increase, then the Borrowers and such Increasing Lender shall execute an Increasing Lender Supplement, and (D) if any Additional Lender is providing an Incremental Increase, then the Borrowers and such Additional Lender shall execute an Additional Lender Supplement. Each Incremental Increase shall be in an aggregate amount of $5,000,000 or any whole multiple of $1,000,000 in excess thereof unless otherwise agreed by the Administrative Agent and the Borrowers (provided that the amount of an Incremental Increase may be less than $5,000,000 if such amount represents the ~~all~~ remaining availability under the Available Incremental Amount~~the Incremental Increase Cap~~).
(c)A new section 4.13(d) is hereby added to the Existing Credit Agreement as set forth below:
(d) Reallocation. The aggregate outstanding Loans and LC Exposure will be reallocated by the Administrative Agent on the applicable Increase Effective Date among the Lenders (including the Additional Lenders and/or Increasing Lenders providing such Incremental Increase) in accordance with their applicable Commitments (and the Lenders (including the Additional Lenders and/or Increasing Lenders providing such Incremental Increase) agree to make all payments and adjustments necessary to effect such reallocation, provided that, for the avoidance of doubt, the Borrowers shall not be required to pay any costs pursuant to Section 4.07 in connection with such reallocation), and the Fronting Commitment, if any, Applicable Percentage (Total), Performance LC Commitment, Applicable Percentage (LCs) – Performance LCs, Revolving Credit Commitment, Applicable Percentage (Loans) and Applicable Percentage (LCs) – Revolving LCs of each Lender after giving effect to such Incremental Increase and reallocation shall be set forth on a revised Schedule 2.01, which the Administrative Agent agrees to deliver to the Lenders and the Borrowers promptly following the applicable Increase Effective Date.
3.Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction, or waiver, of each of the following conditions (the date of the satisfaction or waiver of all such conditions, the “Sixth Amendment Effective Date”):

(a)The Administrative Agent shall have received duly executed counterparts of this Amendment from Parent, each of the Borrowers, the Administrative Agent and Lenders constituting at least the Required Lenders.
(b)The Borrowers shall have paid to the extent invoiced at or before 1:00 p.m., New York City time, on the Business Day immediately prior to the Sixth Amendment Effective Date, all reasonable and documented out-of-pocket expenses required to be reimbursed or paid by the Borrowers pursuant to Section 12.03 of the Credit Agreement.
(c)The representations and warranties set forth in Section 4(a) shall be true and correct and no Default or Event of Default shall have occurred and be continuing, in each case, as of the Sixth Amendment Effective Date.
(d)The Administrative Agent shall have received a certificate of a Responsible Officer of Parent, dated as of the Sixth Amendment Effective Date, certifying as to the matters set forth in Section 3(c).
The Administrative Agent is hereby authorized and directed to declare this Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 3 or the waiver of such conditions as permitted hereby. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement (including as amended hereby) for all purposes.
4.Representations and Warranties. Parent and each of the Borrowers represents and warrants to the Administrative Agent and the Lenders that, as of the Sixth Amendment Effective Date:
(a)the representations and warranties set forth in Article VII of the Credit Agreement and in the other Loan Documents are true and correct in all material respects (except to the extent qualified by materiality or reference to Material Adverse Effect, in which case such applicable representation and warranty shall be true and correct in all respects) as of, and as if such representations and warranties were made on, such date (unless such representation and warranty expressly relates to an earlier date, in which case such representation and warranty shall continue to be true and correct in all material respects (except to the extent qualified by materiality or reference to Material Adverse Effect, in which case such applicable representation and warranty shall be true and correct in all respects) as of such earlier date);
(b)no Default or Event of Default has occurred and is continuing as of such date; and
(c)this Amendment constitutes the legal, valid and binding obligation of each of the Obligors party hereto, enforceable against each such Obligor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, rescue process or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles of general applicability.
5.Reaffirmation; Reference to and Effect on the Loan Documents.
(a)From and after the Sixth Amendment Effective Date, each reference in the Credit Agreement to “hereunder,” “hereof,” “this Agreement” or words of like import and each reference in the other Loan Documents to “Credit Agreement,” “thereunder,” “thereof” or words of like import shall, unless the context otherwise requires, mean and be a reference to the Credit Agreement as amended by this Amendment. This Amendment is a Loan Document.
(b)The Loan Documents, and the obligations of the Borrowers and the Obligors under the Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.
(c)Each of Parent and the Borrowers, on their own behalf and on behalf of each other Obligor that is a Subsidiary thereof, (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) affirms all of its obligations under the Loan Documents, including the Guaranty Agreements, to which it is a party, (iii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Loan Documents, (iv) agrees that the Collateral Documents to which it is a party continue to be in full force and effect and are not impaired or adversely affected by this Amendment, (v) confirms its grant of security interests pursuant to the Collateral Documents to which it is a party as Collateral for the Secured Obligations and (vi) acknowledges that all Liens granted (or purported to be granted) by it pursuant to the Loan Documents remain and continue in full force and effect in respect of, and to secure, the Secured Obligations.
(d)The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
(e)In the event of any conflict between the terms of this Amendment and the terms of the Credit Agreement or the other Loan Documents, the terms hereof shall control.
6.Governing Law; Jurisdiction; Consent to Service of Process; Waiver of Jury Trial, Etc.
(a)This Amendment shall be construed in accordance with and governed by the law of the State of New York (whether based on contract, tort or otherwise and in law or equity), without regard to conflict of laws principles thereof to the extent such principles would cause the application of the law of another state.

(b)EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 12.15 (SUBMISSION TO JURISDICTION; CONSENT TO SERVICE OF PROCESS) AND SECTION 12.16 (WAIVER OF JURY TRIAL) OF THE CREDIT AGREEMENT AS IF SUCH SECTIONS WERE SET FORTH IN FULL HEREIN.
7.Amendments; Headings; Severability. This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the parties hereto. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting this Amendment. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
8.Execution in Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment, the Credit Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent or the Lenders constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission or electronic transmission (in .pdf format) shall be effective for all purposes as delivery of a manually executed counterpart of this Amendment to the extent permitted by applicable law. The words “execution”, “signed”, “signature”, “delivery”, and words of like import in or relating to any document to be signed in connection with this Amendment and the Transactions shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
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Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.
BORROWERS:
WIL-BERMUDA:
WEATHERFORD INTERNATIONAL LTD.,
a Bermuda exempted company
By: /s/ Maximiliano A. Kricorian
Name: Maximiliano A. Kricorian
Title: Vice President and Treasurer

WIL-DELAWARE:
WEATHERFORD INTERNATIONAL, LLC,
a Delaware limited liability company
By: /s/ Maximiliano A. Kricorian
Name: Maximiliano A. Kricorian
Title: Vice President and Treasurer

WIL-CANADA:
WEATHERFORD CANADA LTD,
an Alberta corporation
By: /s/ Pamela M. Webb
Name: Pamela M. Webb
Title: Director

WIL-SWITZERLAND:
WOFS INTERNATIONAL FINANCE GMBH,
a Swiss limited liability company
By: /s/ Mathias Neuenschwander
Name: Mathias Neuenschwander
Title: Managing Officer

[Signature Page – Sixth Amendment to Amended and Restated Credit Agreement]

PARENT:

WEATHERFORD INTERNATIONAL PLC
By: /s/ Maximiliano A. Kricorian
Name: Maximiliano A. Kricorian
Title: Vice President and Treasurer

[Signature Page – Sixth Amendment to Amended and Restated Credit Agreement]

ADMINISTRATIVE AGENT:
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent and a Lender
By: /s/ Kevin Pang
Name: Kevin Pang
Title: Vice President

[Signature Page – Sixth Amendment to Amended and Restated Credit Agreement]

LENDERS:
DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender
By: /s/ Philip Tancorra
Name: Philip Tancorra
Title: Director

By: /s/ Lauren Danbury
Name: Lauren Danbury
Title: Vice President

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender
By: /s/ Chandan Kumar
Name: Chandan Kumar
Title: Director

By: /s/ Anthony Reyna
Name: Anthony Reyna
Title: Vice President

[Signature Page – Sixth Amendment to Amended and Restated Credit Agreement]

LENDERS:
BARCLAYS BANK PLC, as a Lender
By: /s/ Sydney G. Dennis
Name: Sydney G. Dennis
Title: Director

[Signature Page – Sixth Amendment to Amended and Restated Credit Agreement]

LENDERS:
CITIBANK, N.A., as a Lender
By: /s/ Derrick Lenz
Name: Derrick Lenz
Title: Vice President

[Signature Page – Sixth Amendment to Amended and Restated Credit Agreement]

LENDERS:
JPMORGAN CHASE BANK, N.A., as a Lender
By: /s/ Sofia Barrera Jaime
Name: Sofia Barrera Jaime
Title: Vice President

[Signature Page – Sixth Amendment to Amended and Restated Credit Agreement]

LENDERS:
Morgan Stanley Senior Funding, Inc., as a Lender
By: /s/ Karina Rodriguez
Name: Karina Rodriguez
Title: Vice President

[Signature Page – Sixth Amendment to Amended and Restated Credit Agreement]

LENDERS:
STANDARD CHARTERED BANK, as a Lender
By: /s/ Roy Kuruvilla
Name: Roy Kuruvilla
Title: Managing Director, Leveraged & Acquisition Finance

[Signature Page – Sixth Amendment to Amended and Restated Credit Agreement]

LENDERS:
DNB Capital LLC, as a Lender
By: /s/ Andrew J. Shohet
Name: Andrew J. Shohet
Title: SVP & Head of Ocean Industries, North America
By: /s/ Sybille Andaur
Name: Sybille Andaur
Title: Senior Vice President

[Signature Page – Sixth Amendment to Amended and Restated Credit Agreement]

ATB FINANCIAL,
as a Lender
By: /s/ Kevin Kynoch
Name: Kevin Kynoch
Title: Managing Director
By: /s/ Davinder Jhutty
Name: Davinder Jhutty
Title: Associate Director

[Signature Page – Sixth Amendment to Amended and Restated Credit Agreement]

WOODFOREST NATIONAL BANK, as a Lender
By: /s/ Wesley Gerren
Name: Wesley Gerren
Title: Vice President

[Signature Page – Sixth Amendment to Amended and Restated Credit Agreement]